UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2017

VERINT SYSTEMS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-34807 (Commission File Number)	11-3200514 (IRS Employer Identification No.)

175 Broadhollow Road, Melville, New York (Address of Principal Executive Offices)	11747 (Zip Code)

Registrant’s telephone number, including area code: (631) 962-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a—12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d—2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Results of Operations and Financial Condition.

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Verint Systems Inc. ("Verint", "we", "us" or "our") with the Securities and Exchange Commission (the “SEC”) on December 19, 2017, in which we disclosed the completion of the acquisition by Verint of Next IT Corporation and its affiliate Next IT Innovation Labs, LLC.

This amendment on Form 8-K/A is being filed to provide financial statements and pro forma financial statements required by Item 9.01 of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The unaudited interim consolidated financial statements of Next IT Corporation as of September 30, 2017 and for the three and nine months ended September 30, 2017 and 2016 and the notes related thereto are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The audited consolidated financial statements of Next IT Corporation as of and for the year ended December 31, 2016 and the notes related thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet as of October 31, 2017 and unaudited pro forma condensed consolidated statements of operations for year ended January 31, 2017 and for the nine months ended October 31, 2017, and the notes related thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)  Exhibits.

Exhibit
Number	Description

23.1	Consent of Moss Adams LLP.

99.1	Unaudited interim consolidated financial statements of Next IT Corporation as of September 30, 2017 and for the three and nine months ended September 30, 2017 and 2016, and the notes related thereto.

99.2	Audited consolidated financial statements of Next IT Corporation as of and for the year ended December 31, 2016 and the notes related thereto and the related independent auditors' report.

99.3
Unaudited pro forma condensed consolidated balance sheet as of October 31, 2017 and unaudited pro forma condensed consolidated statements of operations for the year ended January 31, 2017 and for the nine months ended October 31, 2017, and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verint Systems Inc.

Date:	March 6, 2018

		By:	/s/ Douglas E. Robinson
			Name:	Douglas E. Robinson
			Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

23.1	Consent of Moss Adams LLP.

99.1	Unaudited interim condensed consolidated financial statements of Next IT as of September 30, 2017 and for the three and nine months ended September 30, 2017 and 2016, and the notes related thereto.

99.2	Audited consolidated financial statements of Next IT as of and for the year ended December 31, 2016 and the notes related thereto and the related independent auditors' report.

99.3
Unaudited pro forma condensed consolidated balance sheet as of October 31, 2017 and unaudited pro forma condensed consolidated statements of operations for the year ended January 31, 2017 and for the nine months ended October 31, 2017, and the notes related thereto.